Annual Fund Operating Expenses - Invesco Dynamic Market ETF - ETF	Aug. 27, 2021
Operating Expenses:
Management Fees	0.50%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.62%
Fee Waivers and Expense Assumption	0.02%	[1]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.60%

[1]	Invesco Capital Management LLC (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes, Acquired Fund Fees and Expenses, if applicable, and extraordinary expenses) from exceeding 0.60% of the Fund's average daily net assets per year (the “Expense Cap”) through August 31, 2023, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. The expenses borne by the Adviser are not subject to recapture by the Adviser.